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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2011

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 12, 2011, the Board of Directors (the “Board”) of CNO Financial Group, Inc. (the “Company”) amended the Company’s Bylaws to change the number of directors to eight.  The Amended and Restated Bylaws of the Company are filed herewith as Exhibit 3.2.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company’s shareholders on May 12, 2011 (the “Annual Meeting”), the Company’s shareholders elected eight directors to serve terms expiring at next year’s annual meeting and voted on three other proposals.  The results of the voting were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Robert C. Greving	195,005,287	681,811	360,503	26,664,013
R. Keith Long	195,357,834	630,287	59,480	26,664,013
Charles W. Murphy	194,587,059	1,102,168	358,374	26,664,013
C. James Prieur	195,072,578	620,383	354,640	26,664,013
Neal C. Schneider	194,915,000	773,332	359,269	26,664,013
Frederick J. Sievert	195,005,384	682,985	359,232	26,664,013
Michael T. Tokarz	171,363,805	24,324,317	359,479	26,664,013
John G. Turner	194,116,328	1,573,182	358,091	26,664,013

Proposal 2:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain
220,643,827	1,909,479	158,308

Proposal 3:	Approval by non-binding advisory vote of executive compensation.

For	Against	Abstain	Broker Non-Votes
174,348,005	21,374,894	324,702	26,664,013

Proposal 4:	Approval by non-binding advisory vote of the frequency of future votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
177,613,780	277,468	18,089,276	67,077	26,664,013

In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Board has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives.  The Company is required to hold votes on frequency at least once every six years.

Item 7.01.	Regulation FD.

On May 12, 2011, the Company issued a press release to announce results of the voting at the Annual Meeting on the proposals described above and to announce that Neal C. Schneider had been selected by the Board to serve as Non-Executive Chairman of the Board.  A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d).	Financial Statements and Exhibits.

3.2	Amended and Restated Bylaws of CNO Financial Group, Inc.
99.1	Press release of CNO Financial Group, Inc. dated May 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 12, 2011
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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